Exhibit 99.2

SEMPRA ENERGY
Table F (Unaudited)
STATEMENT OF OPERATIONS DATA BY SEGMENT

Three months ended December 31, 2019
(Dollars in millions)	SDG&E	SoCalGas	Sempra Texas Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG	Consolidating Adjustments, Parent & Other	Total
Revenues	$1,259	$1,383	$—	$317	$—	$83	$(99)	$2,943
Cost of sales and other expenses	(705)	(847)	—	(153)	—	(112)	51	(1,766)
Depreciation and amortization	(189)	(153)	—	(47)	—	(3)	(3)	(395)
Other (expense) income, net	(21)	(73)	—	70	—	—	(2)	(26)
Income (loss) before interest and tax(1)	344	310	—	187	—	(32)	(53)	756
Net interest (expense) income	(99)	(36)	—	(10)	—	(1)	(111)	(257)
Income tax (expense) benefit	(60)	(70)	—	(111)	—	9	67	(165)
Equity earnings (losses), net	—	—	109	(19)	—	5	—	95
Earnings attributable to noncontrolling interests	—	—	—	(8)	—	—	—	(8)
Preferred dividends	—	—	—	—	—	—	(35)	(35)
Earnings (losses) from continuing operations	$185	$204	$109	$39	$—	$(19)	$(132)	386
Earnings from discontinued operations								61
Earnings attributable to common shares								$447

Three months ended December 31, 2018(2)
(Dollars in millions)	SDG&E	SoCalGas	Sempra Texas Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG	Consolidating Adjustments, Parent & Other	Total
Revenues	$1,163	$1,262	$—	$348	$21	$142	$(110)	$2,826
Cost of sales and other expenses	(737)	(882)	—	(175)	(26)	(122)	100	(1,842)
Depreciation and amortization	(179)	(142)	—	(44)	—	(2)	(9)	(376)
Write-off and reduction in impairment losses	—	—	—	—	—	183	(1)	182
Gain (loss) on sale of assets	—	1	—	(1)	513	—	—	513
Other (expense) income, net	(21)	(34)	—	(63)	1	—	(17)	(134)
Income (loss) before interest and tax(1)	226	205	—	65	509	201	(37)	1,169
Net interest (expense) income	(59)	(32)	—	(13)	2	10	(119)	(211)
Income tax (expense) benefit	(22)	(17)	—	41	(138)	(53)	17	(172)
Equity earnings (losses), net	—	—	88	38	1	(1)	—	126
Losses (earnings) attributable to noncontrolling interests	3	—	—	(55)	8	(10)	1	(53)
Preferred dividends	—	—	—	—	—	—	(36)	(36)
Earnings (losses) from continuing operations	$148	$156	$88	$76	$382	$147	$(174)	823
Earnings from discontinued operations								41
Earnings attributable to common shares								$864

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2) Amounts have been retrospectively adjusted for discontinued operations.

SEMPRA ENERGY
Table F (Unaudited)

STATEMENT OF OPERATIONS DATA BY SEGMENT

Year ended December 31, 2019
(Dollars in millions)	SDG&E	SoCalGas	Sempra Texas Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG	Consolidating Adjustments, Parent & Other	Total
Revenues	$4,925	$4,525	$—	$1,375	$10	$410	$(416)	$10,829
Cost of sales and other expenses	(2,846)	(2,930)	—	(649)	(20)	(462)	274	(6,633)
Depreciation and amortization	(760)	(602)	—	(183)	—	(10)	(14)	(1,569)
Impairment losses	(6)	(37)	—	—	—	—	—	(43)
Gain on sale of assets	—	—	—	—	61	—	2	63
Other income (expense), net	39	(55)	—	76	—	—	17	77
Income (loss) before interest and tax(1)	1,352	901	—	619	51	(62)	(137)	2,724
Net interest (expense) income	(407)	(139)	—	(41)	8	26	(437)	(990)
Income tax (expense) benefit	(171)	(120)	—	(227)	(4)	5	202	(315)
Equity earnings (losses), net	—	—	528	24	5	24	(1)	580
(Earnings) losses attributable to noncontrolling interests	(7)	—	—	(122)	(1)	1	—	(129)
Preferred dividends	—	(1)	—	—	—	—	(142)	(143)
Earnings (losses) from continuing operations	$767	$641	$528	$253	$59	$(6)	$(515)	1,727
Earnings from discontinued operations								328
Earnings attributable to common shares								$2,055

Year ended December 31, 2018(2)
(Dollars in millions)	SDG&E	SoCalGas	Sempra Texas Utilities	Sempra Mexico	Sempra Renewables	Sempra LNG	Consolidating Adjustments, Parent & Other	Total
Revenues	$4,568	$3,962	$—	$1,376	$124	$472	$(400)	$10,102
Cost of sales and other expenses	(2,870)	(2,816)	—	(628)	(94)	(446)	309	(6,545)
Depreciation and amortization	(688)	(556)	—	(175)	(27)	(26)	(19)	(1,491)
Write-off and impairment losses	—	—	—	(4)	—	(1,117)	(1)	(1,122)
Gain (loss) on sale of assets	—	1	—	(1)	513	—	—	513
Other income (expense), net	56	15	—	1	1	—	(15)	58
Income (loss) before interest and tax(1)	1,066	606	—	569	517	(1,117)	(126)	1,515
Net interest (expense) income	(217)	(113)	—	(55)	(7)	28	(437)	(801)
Income tax (expense) benefit	(173)	(92)	—	(185)	(71)	435	135	49
Equity earnings (losses), net	—	—	371	40	(169)	—	(67)	175
(Earnings) losses attributable to noncontrolling interests	(7)	—	—	(132)	58	37	—	(44)
Preferred dividends	—	(1)	—	—	—	—	(125)	(126)
Earnings (losses) from continuing operations	$669	$400	$371	$237	$328	$(617)	$(620)	768
Earnings from discontinued operations								156
Earnings attributable to common shares								$924

(1)	Management believes Income (Loss) Before Interest and Tax is a useful measurement of our segments’ performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income tax, neither of which is directly relevant to the efficiency of those operations.
(2) Amounts have been retrospectively adjusted for discontinued operations.